                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File No. 333-_______) of our report dated February 26, 1999 included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                     ARTHUR ANDERSEN LLP


Orange County, California
December 10, 1999